Organization	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization
Organization
Organization and Operations
Spirit Realty Capital, Inc. (the "Corporation" or, with its consolidated subsidiaries, the "Company") operates as a self-administered and self-managed REIT that seeks to generate and deliver sustainable and attractive returns for stockholders by investing primarily in and managing a portfolio of single-tenant, operationally essential real estate throughout the U.S. that is generally leased on a long-term, triple-net basis to tenants operating within predominantly retail, but also office and industrial property types. Single tenant, operationally essential real estate generally refers to free-standing, commercial real estate facilities where tenants conduct activities that are essential to the generation of their sales and profits.The Company began operations through a predecessor legal entity in 2003.
The Company’s operations are generally carried out through Spirit Realty, L.P. (the "Operating Partnership") and its subsidiaries. Spirit General OP Holdings, LLC ("OP Holdings"), one of the Corporation's wholly-owned subsidiaries, is the sole general partner and owns approximately 1% of the Operating Partnership. The Corporation and a wholly-owned subsidiary ("Spirit Notes Partner, LLC") are the only limited partners and together own the remaining 99% of the Operating Partnership.
On May 31, 2018, (the "Distribution Date"), the Company completed the previously announced spin-off (the "Spin-Off") of the assets that collateralize Master Trust 2014, properties leased to Shopko, and certain other assets into an independent, publicly traded REIT, Spirit MTA REIT ("SMTA"). The historical financial results of SMTA are reflected in these consolidated financial statements as discontinued operations for all periods presented, including in our unaudited Note 16.